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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 18, 1996

                         Access Financial Lending Corp.
             (Exact name of registrant as specified in its charter)

          Delaware                   333-07837                 41-1768416
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

   400 Highway 169 South
         Suite 400                                               55426
 St. Louis Park, Minnesota                                    (Zip Code)
   (Address of Principal
    Executive Offices)

        Registrant's telephone number, including area code (612) 542-6500

                                    No Change
          (Former name or former address, if changed since last report)


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   Item 5.  Other Events

     In connection with the offering of Access Financial Mortgage Loan Trust 1996-4 Mortgage Loan PassThrough Certificates, Series 1996-4, described in a Prospectus Supplement dated as of November 18, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

   Item 7.  Financial Statements, Pro Forma Financial
            Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in
         Item 5 above).


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ACCESS FINANCIAL LENDING CORP.
                           ------------------------------------
                           Registrant and on behalf of Access
                           Financial Mortgage Loan Trust 1996-4

                                   By:

                                       Name:  Leslie Zejdlik Foster
                                       Title: President

Dated:  November   , 1996

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                                  EXHIBIT INDEX

Exhibit No.             Description                                Page No.
-----------             -----------                                --------

99.1                    Related Computational
                        Materials (as defined
                        in Item 5 above).